UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 23, 2011

dELiA*s, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51648	20-3397172
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 West 23rd Street, New York, New York 10010

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 590-6200

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 2.02.	Results of Operations and Financial Condition.

On May 26, 2011, dELiA*s, Inc., a Delaware corporation (the “Company”), announced its results for the first quarter ended April 30, 2011. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated into this Item 2.02 by reference.

The information in Item 2.02 of this Current Report on Form 8-K and Exhibit 99.1 hereto, is being furnished to the Securities and Exchange Commission, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities thereof, nor shall it be deemed to be incorporated by reference into any filing under the Exchange Act or under the Securities Act of 1933, as amended, except to the extent specifically provided in any such filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 26, 2011, the Company announced that it and Michele Donnan Martin have mutually agreed that she would resign as President, dELiA*s Brand, effective May 23, 2011 (the “Separation Date”). The Company and Ms. Martin entered into an Agreement and General Release as of May 23, 2011 (the “Agreement”). Under the Agreement, Ms. Martin’s employment agreement dated as of January 28, 2011 was terminated effective as of the Separation Date. The Company agreed to pay Ms. Martin her current base salary through January 28, 2012 in accordance with the Company’s standard payroll cycle (less required withholdings and/or deductions) and a lump sum payment of $11,538.46 which represents her accrued and unused vacation days as of the Separation Date. As of the Separation Date, (i) all outstanding unvested options to purchase shares of the Company’s common stock vested and all vested options became exercisable for a period of 90 days following the Separation Date, and (ii) the restrictions on 6,250 restricted shares of the Company’s common stock issued to Ms. Martin lapsed. The Company will continue Ms. Martin’s health coverage at the Company’s current employee rate through January 2012. The Agreement also provides for a general release of claims by Ms. Martin.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the complete text of the Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and which is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Agreement and General Release dated as of May 23, 2011, by and between the Company and Michele Donnan Martin.

99.1	Press Release of dELiA*s, Inc. dated May 26, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

dELiA*s, Inc.
(Registrant)

Date:	May 26, 2011	By:	/s/ David J. Dick
David J. Dick, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Agreement and General Release dated as of May 23, 2011, by and between the Company and Michele Donnan Martin.

99.1	Press Release of dELiA*s, Inc. dated May 26, 2011.